Rule 497(d)
                                                    Registration No. 333 - 48892





                                  CitiSector Series, 2000-C

                      Supplement to Prospectus dated November 30, 2000




               The correct stock symbol for Barr Laboratories Inc. in the Healthcare/Biotechnology Portfolio is "BAL" and "Syncor Int'l. Corp." is the correct spelling for the security with the stock symbol SCOR contained in that same portfolio.

               The correct stock symbol for Bell South Corp. in the Technology/Telecommunications Portfolio is "BLS."